EXCLUSIVE TRADEMARK. SERVICE MARK AND PATENT LICENSE AGREEMENT

This Exclusive Trademark, Service Mark and Patent License Agreement ("Agreement")
is made and entered into as of the 1st day of April, 2013, by and between PVM
INTERNATIONAL, INC., a California corporation, whose principal business address is 6700
Fallbrook Avenue, Suite 289, West Hills, California 91307 (hereafter "Licensor"); and
MEDBOX, INC., a California corporation whose principal business address is 6700 Fallbrook
Avenue, Suite 289, West Hills, California 91307 (hereafter "Licensee").

RECITALS

WHEREAS, Licensor is the owner of the following trademark and service mark applications which are pending in the United States Patent and Trademark Office:
(I) "MEDBOX and Design", Application Serial No. 851151,027 filed on October 12, 2010, which includes the word "MEDBOX" and the design of a pole with a globe at the top with the outline of continents on the globe with a pair of wings extending from either side of the pole and a pair of intertwined serpents facing each other on the pole below the wings, a copy of which is attached hereto as Exhibit 1 and incorporated herein by reference; and (2) "MEDBOX and
Design", Application Serial No. 851750,612 filed on October 10, 2012, which includes the word
"MEDBOX" and the design of a pole with a globe at the top with the outline of continents on the globe with a pair of wings extending from either side of the pole and a pair of intertwined serpents facing each other on the pole below the wings, a copy of which is attached hereto as
Exhibit 2 and incorporated herein by reference; (Trademark Application Serial No. 851151,027 and Service Mark Application Serial No. 85/750,612 are hereafter referred to as "Licensed
Marks")
WHEREAS, Licensor is the owner of United States Patent No. 7,844,363 for "VENDING
MACHINE APPARATUS TO DISPENSE HERBAL MEDICATIONS AND PRESCRIPTION
MEDICINES" issued on November 30, 2010 (hereafter "Licensed Issued Patent").
WHEREAS, Licensor is the owner of the following pending United States Patent
Applications:

1. Provisional Patent Application Serial No. 611712,467 filed October 11, 2012 for "SYSTEM AND APPARATUS TO VERIFY DISPENSING OF MEDICATION AT A
PHYSICIAN'S OR OTHER MEDICAL PROFESSIONAL'S OFFICE, INCLUDING
MONITORING WHICH INDIVIDUAL HAS OBTAINED ACCESS TO AND OBTAINED
PRESCRIPTION MEDICINES TO ELIMINATE IMPROPER UTILIZATION AND
DISPENSING OF SUCH MEDICINES".

2. Patent Application Serial No. 12/931,761 filed on February 10, 2011 for
"SYSTEM TO VERIFY IDENTITY OF PATIENT RECEIVING MEDICATION AND
MONITORING THE DISPENSING OF MEDICATION TO THE PATIENT INCLUDING
MONITORING THE DEVELOPMENT OF THE MEDICATION, WHERE THE SEEDS
ARE OBTAINED, HOW THE PLANT WAS CULTIVATED, WHERE THE MEDICAL
PORTION OF THE PLANT WAS HARVESTED AND CONVERTED INTO THE
MEDICATION TO BE DISPENSED TO A PATIENT".

3. Patent Application Serial No. 13/068,383 filed on May 9, 2011 for "SYSTEM TO
VERIFY IDENTITY OF PATIENT RECEIVING MEDICATION, MONITORING THE
DISPENSING OF MEDICATION TO THE PATIENT AND DISPENSING THE
MEDICATION THROUGH A VENDING MACHINE TO MAINTAIN INVENTORY
CONTROL".

4. Patent Application Serial No. 13/314,522 filed on December 8, 2011 for
"SYSTEM TO ALLOW A CONSUMER TO STORE AND SUBSEQUENTLY RETRIEVE
ITEMS FROM A STORAGE LOCKER AFTER CARD SWIPE AND IDENTITY
VERIFICATION".

5. Patent Application Serial No.13/314,692 filed on December 8, 2011 for
"SYSTEM TO ALLOW FOR A PHARMACIST TO STORE A FILLED PRESCRIPTION IN
AN ELECTRONIC LOCKBOX FOR SUBSEQUENT RETRIEVAL BY A CUSTOMER
AFTER IDENTITY VERIFICATION"; and Licensor is tbe owner of Patent Cooperation Treaty
Application PCTlUSI2/67624 for "SYSTEM FOR STORING FILLED PRESCRIPTIONS IN
AN ELECTRONIC LOCKBOX FOR SUBSEQUENT RETRIEVAL" filed on December 12,
2012 based on Patent Application Serial No. 13/314,692 (hereafter "PCT Application").

6. Canadian Patent Application No. 2717695 for "VENDING MACHINE
APPARATUS TO DISPENSE HERBAL MEDICATIONS AND PRESCRIPTION
MEDICINES" corresponding to Issued Patent 7,844,363. (hereafter jointly "Licensed Pending Patent Applications")

NOW, THEREFORE, in consideration of the mutual promises and covenants as hereinafter set forth, and in consideration of the sum of One Dollar (S1.00) and other good and valuable consideration from Licensee to Licensor, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, Licensor and Licensee hereto agree as follows:

1. Inclusion of Recitals
All recitals set forth above are included in their entirety in this Agreement and made a part thereof.

2. Grant of Exclusive License for Licensed Marks
Licensor hereby grants to Licensee an exclusive license to use the Licensed Marks in connection with the products and services as identified in the Licensed Marks and for the full term of any trademark or service mark registrations issuing therefrom including all renewal terms. Licensee hereby agrees to pay for all fees required to preserve each registered trademark or service mark to maintain the registered trademark or service mark in full force and effect for the full term of tbe mark and any renewal terms thereof.

3. Grant of Exclusive License for Licensed Issued Patent
Licensor hereby grants to Licensee an exclusive license to make, use and sell all products as protected by the Licensed Issued Patent for the full term of the Licensed Issued
Patent. Licensee shall be obligated to pay all maintenance fees to keep the Licensed Issued
Patent in full force and effect.

4. Grant of Exclusive License for Licensed Pending Patent Applications
Licensor hereby grants to Licensee an exclusive license to make, use and sell all products as set forth in the Licensed Pending Patent Applications and any issued patent which issues thereon in the United States and any patent which issues thereon for any foreign patent applications for which rights have been preserved to file based upon a patent cooperation treaty filed in connection with the patent applications set forth above, and also the right to request examination of the above-referenced Canadian patent application as well as preserving the Canadian patent application after it issues.

5. Compensation
As compensation for the exclusive licenses granted in Sections 2, 3 and 4 above,
Licensee shall pay to Licensor the following sums:

5.1 One Dollar ($1.00) per year per service mark and trademark as identified in the first "Whereas" paragraph of this Agreement and further identified in Section 2 of this
Agreement as Licensed Marks, whether they be pending applications or mature into issued trademark and/or service mark registrations, with the total compensation being Two Dollars
($2.00) per year for both of the Licensed Marks.

5.2 One Dollar ($1.00) per year for the issued United States patent as identified as Licensed Issued Patent in the second "Whereas" paragraph of this Agreement and in Section 3 of this Agreement, for a total compensation of One Dollar ($1.00) per year;

5.3 One Dollar ($1.00) per year for each pending patent application as identified in the third "Whereas" paragraph and in Section 4 of this Agreement, whether the applications remain pending or mature into issued patents, which total compensation is therefore Six Dollars
($6.00) per year, representing One Dollar ($1.00) per pending application or any patent which matures there from.

Therefore, the total compensation set forth in this Agreement is a total compensation of
Nine Dollars ($9.00) per year.

United States Patent application or issued trademark or service mark and/or patent for each service mark application or registration, for the issued patent and for each pending patent application which are the subject of this Agreement.

6. Quality Control and Marking

6.01 Licensee understands that it is necessary for Licensor to maintain quality control of the services licensed under the Licensed Marks in order to avoid a forfeiture based on a naked license. In conformity with this understanding, Licensee agrees that it shall provide to
Licensor all evidence that it has properly complied with Licensor's high standard free standing vending machine as described in Exhibit 1 and for services offered as described in Exhibit 2.

Licensor shall have the right to demand that Licensee make whatever modifications are necessary in order for products sold or licensed to and for services performed to conform to the high standards of Licensor for use of the Licensed Marks.

6.02 Licensee agrees that it shall mark patented United States Patent 7,844,363 for each vending machine that it sells or licenses which is protected by the Licensed Patent and shall further mark any new patent number on any product protected by any patent that issues from any of the Licensed Pending Patent Applications identified in the third "Whereas"
paragraph of this Agreement and licensed in Section 4 of this Agreement. Licensee shall also mark "other Patents Pending" on each vending machine.

7. General Provisions

7.01 Agreement Binding On Heirs And Assigns
This Agreement shall inure to the benefit of and be binding upon the parties, their heirs, successors and assigns, and personal representatives of each of the parties hereto.

7.02. Specific Performance
If any party to this Agreement fails to execute or deliver any document or perform any act reasonably necessary to carry out the provisions of this Agreement, then in such event, any other party to this Agreement may institute and maintain a proceeding to compel specific performance of this Agreement by said defaulting party.

7.03 Agreement To Execute Further Documents
Each of the parties hereto agrees to execute such further documents and take such further action as may be necessary or appropriate to consummate the intent and purpose of this
Agreement.

7.04 Notices
All notices required to be given hereunder shall be in writing and shall be sent by first-class mail, postage prepaid, and deposited to the United States mail, and addressed to the respective parties at the addresses set forth in the preamble to this Agreement. In case of service by mail, it shall be deemed complete at the expiration of the second day after mailing. Either party may, by written notice to the other, change the address for notices to be sent to that party.

7.05 Governing Law
The provisions of this Agreement shall be governed by and construed according to the laws of the State of California. The parties agree to submit to the jurisdiction and venue of the appropriate state and/or federal courts in the County of Los Angeles, State of California.

7.06 Time is of the Essence
Time shall be considered of the essence in this Agreement and all of its applicable terms.

7.07 Severability
Should anyone or more of the provisions of this Agreement be determined to be illegal or unenforceable, all other provisions shall nevertheless be effective.

7.08 Exhibits
Each exhibit or schedule attached hereto shall be incorporated herein and be a part hereof. If any exhibit or schedule referred to herein shall not be attached hereto at the time of execution hereof, or if such exhibit shall be incomplete, such exhibit or schedule may be later attached or completed by the mutual consent of the parties, evidenced by the parties signing and dating such exhibit or schedule and such exhibit or schedule shall as later attached or completed for all purposes be deemed a part hereof, as if attached hereto or completed at the time of the execution hereof.

7.09 Entire Agreement--Amendment And Waiver
This Agreement constitutes the entire agreement between the parties with respect to the subject-matter, superseding all prior oral or written negotiations, agreements, or understandings with respect to such subject-matter. This Agreement may be amended, supplemented, or varied at any time, in any way, and in all respects, but only by an instrument in writing executed by the parties hereto.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

"Licensor"

PVM INTERNATIONAL, INC.

/s/ Vincent Mehdizadeh
Vincent Mehdizadeh
Chief Executive Officer

"Licensee"

MEDBOX, INC.

/s/ Dr. Bruce Bedrick
Dr. Bruce Bedrick
Chief Executive Officer